Fees Summary	Nov. 18, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,266,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,265.53
Total Offset Amount	0.00
Net Fee	$ 1,265.53
Final Prospectus	false